                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report:  January 11, 1999
                       ---------------------------------
                       (Date of earliest event reported)

                         NAVIGANT INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                       000-24387                 52-2080967
       --------                       ---------                 ----------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)

  84  Inverness Circle East, Englewood, Colorado  80112
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(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:   (303) 706-0800
                                                     ----------------


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

ITEM 5.         OTHER EVENTS.
                -------------

     Navigant International, Inc. is filing herewith a cautionary statement for purposes of the "Safe Harbor for Forward-Looking Statements" provision of the Private Securities Litigation Reform Act of 1995 as Exhibit 99.1 which is incorporated herein by reference.
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ----------------------------------

99.1      Cautionary Statement


                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 21, 1999


                              NAVIGANT INTERNATIONAL, INC.


                              By:     /s/  Robert C. Griffith
                                     -------------------------
                              Name:   Robert C. Griffith
                              Title:  Chief financial Officer and Treasurer
                                      (Principal Financial and Accounting
                                      Officer)

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